===============================================================================

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                    -------------------------
                             FORM 8-K
                          CURRENT REPORT
                    -------------------------




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): July 1, 1996



                ALL-AMERICAN BOTTLING CORPORATION
                     BROWNE BOTTLING COMPANY
      (Exact name of registrant as specified in its charter)



     DELAWARE                      33-69832              73-1317652
                                                         73-1311569

(State or other jurisdiction     (Commission File      (IRS Employer
    of incorporation)            Number)           Identification Number)


     COLCORD BUILDING
     15 NORTH ROBINSON, SUITE 100
     OKLAHOMA CITY, OKLAHOMA                                  73102
     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:         (405) 232-1158

- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

(i) Effective July 1, 1996, Price Waterhouse LLP sold its Oklahoma City practice to Coopers & Lybrand LLP, and as a result had to resign as the independent accountants of All-American Bottling Corporation. A copy of resignation letter, dated July 2, 1996, is filed as Exhibit 16.1 to this Form 8-K.

(ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through July 1, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through July 1, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v).

(v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 1, 1996, is filed as Exhibit
16.2 to this Form 8-K.

(b)    New independent accountants

(i) The Registrant engaged Coopers & Lybrand LLP as its new independent accountants as of July 1, 1996. During the two most recent fiscal years and through July 1, 1996, the Registrant has not consulted with Coopers & Lybrand LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that Coopers & Lybrand LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

(c)  Exhibits

Exhibit Number      Exhibit
- --------------      ----------------------------------------------------------
16.1                Letter of resignation from
                    Price Waterhouse LLP.

16.2                Letter stating agreement
                    with Price Waterhouse statements.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ALL-AMERICAN BOTTLING CORPORATION

                              STEPHEN R. KERR

Date: July 3, 1996            Stephen R. Kerr
                              Vice President and Chief Financial Officer

                            EXHIBIT INDEX
Exhibit Number      Description                        Method of Filing
- --------------      -----------                        ----------------
16.1                Letter of resignation from Price   Filed herewith
                    Waterhouse LLP                     electronically

16.2                Letter stating agreement with      Filed herewith
                    Price Waterhouse statements.       electronically